UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2015

FOUNDATION MEDICINE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36086	27-1316416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Second Street Cambridge, MA		02141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 418-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Management

On March 23, 2015, the Board of Directors of Foundation Medicine, Inc. (the “Company”) appointed Steven Kafka, Ph.D., the Company’s current Chief Operating Officer, as President of the Company, in addition to his role as Chief Operating Officer. Michael Pellini, M.D., who formerly held such office, will remain the Company’s Chief Executive Officer with executive team leadership responsibility and focus on strategic initiatives, corporate vision and long-term growth. The Board of Directors also promoted Jason Ryan, the Company’s Senior Vice President, Finance, to Chief Financial Officer of the Company. In such capacity, Mr. Ryan will continue to act as the principal financial officer and principal accounting officer of the Company.

Dr. Kafka, age 45, has served as the Company’s Chief Operating Officer since May 2013 and as the Company’s Chief Business Officer from January 2013 to May 2013. Dr. Kafka was previously chief operating officer and chief financial officer at Aileron Therapeutics Inc., a biopharmaceutical company based in Cambridge, Massachusetts from September 2009 to October 2012. Before Aileron, from September 2006 to September 2009, Dr. Kafka was vice president of finance at Infinity Pharmaceuticals, Inc. (NASDAQ: INFI), a drug discovery and development company. Dr. Kafka earned his B.A. with Distinction and Honors from Stanford University and his Ph.D. from Harvard University.

Mr. Ryan, age 40, has served as the Company’s Senior Vice President, Finance since January 2014. He previously served as the Company’s Vice President, Finance from March 2012 to January 2014 and as the Company’s Senior Director, Finance from May 2011 to March 2012. Prior to joining the Company, Mr. Ryan led the finance and strategic planning functions of Taligen Therapeutics, Inc., which was acquired by Alexion Pharmaceuticals, Inc. (NASDAQ: ALXN), from May 2009 to April 2011, Codon Devices Inc. from May 2007 to May 2009, and Genomics Collaborative, Inc., which was acquired by SeraCare Life Sciences, Inc. (NASDAQ: SRLS), from September 1998 to September 2004. He began his career at Deloitte & Touche. Mr. Ryan holds a B.S. in economics from Bates College and an M.B.A. from Babson College, and earned a C.P.A. in Massachusetts.

Proposed Changes to Board of Directors

On March 23, 2015, the Company announced proposed changes to its Board of Directors, subject to and effective upon the closing (the “Closing”) of the transactions contemplated by the Transaction Agreement by and between the Company and Roche Holdings, Inc. (“Roche”), dated as of January 11, 2015. Further information regarding the proposed transactions with Roche is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 12, 2015.

Pursuant to the related Investor Rights Agreement by and among the Company, Roche and certain existing stockholders of the Company, dated as of January 11, 2015, the Company agreed that, immediately following the Closing, the size of the Board of Directors would be increased to nine directors, consisting of: (i) three directors designated by Roche; (ii) two of the current independent directors on the Board of Directors affiliated with existing investors; (iii) three additional independent directors; and (iv) Dr. Pellini. In advance of the anticipated Closing, Roche has identified its three director designees: Daniel O’Day, Roche Pharmaceuticals Division, Chief Operating Officer and member of the Roche corporate executive committee; Sandra J. Horning, M.D., FACP, FASCO, Senior Vice President, Global Head, Product Development and Chief Medical Officer for Roche/Genentech; and Michael D. Varney, Ph.D., Head Genentech Research and Early Development (the “Roche Designees”). Certain biographical information of the Roche Designees is set forth below:

Daniel O’Day

Mr. O’Day currently serves as chief operating officer for Roche’s Pharmaceutical Division and a member of the Roche corporate executive committee. Mr. O’Day has nearly three decades of operating expertise at Roche having served previously in various executive leadership positions for Roche Pharmaceuticals and Diagnostics. Previously, and most recently, Mr. O’Day served as president and chief executive officer of Roche Molecular Diagnostics USA and subsequently, chief operating officer of Roche Diagnostics Division. Mr. O’Day received a B.S. degree in biology from Georgetown University and a master’s degree in business administration from Columbia University.

Sandra Horning, M.D.

Dr. Horning currently serves as global head, product development and chief medical officer for Roche and Genentech. She joined Roche in late 2009 as global head of oncology product development. She is an emerita professor of medicine (oncology) at Stanford University where she served as a tenured professor, practicing oncologist and investigator for more than two decades. Dr. Horning received B.A. and M.D. degrees at the University of Iowa. She completed a post-doctoral fellowship at Stanford University.

Michael D. Varney, Ph.D.

Dr. Varney currently serves as head of Genentech’s Research and Early Development. He joined Genentech nearly a decade ago and since, he has held various executive roles in small molecule drug discovery and research. Previous to his tenure at Roche/Genentech, Dr. Varney served as vice president, drug discovery for Pfizer’s Global Research and Development organization. Dr. Varney previously spent nearly ten years with Agouron Pharmaceuticals, Inc., eventually serving as its corporate vice president and head of research. Dr. Varney received a B.S. degree in chemistry from the University of California, Los Angeles and a Ph.D. in organic synthesis from the California Institute of Technology. He completed a post-doctoral research fellowship at Columbia University.

The compensation to be paid to the Roche Designees will be consistent with that provided to all of the Company’s non-employee directors. In addition, the Company expects to enter into an indemnification agreement with each of the Roche Designees in connection with their appointments to the Board of Directors, which is expected to be in substantially the same form as that entered into with the other directors of the Company. The Company has not yet determined the Board committees on which the Roche Designees will sit.

The remaining members of the Board of Directors will be current directors Alexis Borisy (Chairman), Evan Jones, David Schenkein, M.D., Krishna Yeshwant, M.D. and Michael Pellini, M.D. It is anticipated that Brook Byers will step off the Board of Directors in connection with the Closing. There will be one vacancy on the Board of Directors, which will be filled following the Closing with an independent director to be agreed upon by the Company and Roche.

The pending transactions with Roche remain subject to the satisfaction of certain closing conditions, including the successful completion of the tender offer commenced by Roche on February 2, 2015 and the approval of certain matters at the special meeting of stockholders of the Company to be held on April 2, 2015.

Item 7.01. Regulation FD Disclosure.

On March 23, 2015, the Company issued press releases announcing (i) the proposed changes to its Board of Directors in connection with the pending transaction with Roche, and (ii) the appointment of Dr. Kafka as President, in addition to his role as Chief Operating Officer, and the appointment of Jason Ryan as Chief Financial Officer, as discussed in Item 5.02 of this Current Report on Form 8-K. The full text of each press release is furnished as Exhibits 99.1 and 99.2, respectively, hereto. The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Foundation Medicine, Inc. dated March 23, 2015.

99.2	Press Release of Foundation Medicine, Inc. dated March 23, 2015.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this document may contain, in addition to historical information, certain statements that are “forward-looking statements.” Foundation Medicine has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements include without limitation statements regarding the planned completion of the collaboration between Foundation Medicine and Roche, the tender offer, the issuance of shares of Foundation Medicine common stock to Roche and any of the transactions contemplated by the documents for the proposed transactions. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: uncertainties as to the timing of the transactions; uncertainties as to the percentage of shares of Foundation Medicine stock tendered in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; the risks that any anticipated product launch or global expansion will be delayed, cancelled or unsuccessful; the unsuccessful realization of Foundation Medicine’s expectations and beliefs regarding the future conduct and growth of Foundation Medicine’s business and the markets in which it operates; and other risks and uncertainties discussed in Foundation Medicine’s filings with the SEC, including the “Risk Factors” sections of Foundation Medicine’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, as well as the tender offer documents filed by Roche, the Solicitation/Recommendation Statement filed by Foundation Medicine and the proxy statement filed by Foundation Medicine. Foundation Medicine undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Important Information and Where to Find It

This communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Foundation Medicine or any other securities. Roche Holdings, Inc. has filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the United States Securities and Exchange Commission (the “SEC”) and a Solicitation/Recommendation Statement on Schedule 14D-9 has been filed with the SEC by Foundation Medicine. The offer to purchase shares of Foundation Medicine common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. Also in connection with the proposed transactions, Foundation Medicine has filed a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER AND THE PROXY STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these materials and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to MacKenzie Partners, Inc., the Information Agent for the tender offer, toll-free at (800) 322-2885 (or please call (212) 929-5500 (collect) if you are located outside the U.S. or Canada). Copies of Foundation Medicine’s filings with the SEC may be obtained free of charge at the “Investors & Press” section of Foundation Medicine’s website at www.foundationmedicine.com.

Certain Information Regarding Participants

Foundation Medicine and its directors, executive officers and other members of its management and employees may be deemed under SEC rules to be participants in the solicitation of proxies of Foundation Medicine’s stockholders in connection with the proposed transactions. Information concerning the interests of Foundation Medicine’s participants in the solicitation, which may, in some cases, be different than those of Foundation Medicine’s stockholders generally, is set forth in the materials filed by Foundation Medicine with the SEC, including in Foundation Medicine’s definitive proxy statement filed with the SEC on April 30, 2014, and in Foundation Medicine’s definitive proxy statement relating to the transactions filed with the SEC on February 19, 2015. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2015	Foundation Medicine, Inc.

	By:	/s/ Robert W. Hesslein
Robert W. Hesslein
Senior Vice President, General Counsel and Secretary